Second Quarter Earnings Presentation August 14, 2023

Cautionary Statements And Risk Factors That May Affect Future Results The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our consolidated financial statements and related notes appearing in our 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 30, 2023 (the “2022 Annual Report on Form 10-K”). Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2022 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (2) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (3) the ability of Altus Power to successfully integrate the acquisition of solar assets into its business and generate profit from their operations; (4) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; and (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory, credit risk and/or competitive factors. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. All rights to the trademarks, copyrights, logos and other intellectual property in this presentation belong to their respective owners and Altus Power’s use thereof does not imply an affiliation with, or endorsement by the owners or such trademarks, copyrights, logos or other intellectual property. Altus Power’s earnings call for the second quarter ended June 30, 2023, which was held on August 14, 2023, is intended to assist in understanding information Altus Power’s management discussed in that call. This presentation should be viewed in conjunction with the June 30, 2023, earnings call, a reply of which is available on Altus Power’s website at www.altuspower, under Investor. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 2

Agenda 3 Q2 Financial Highlights 4 Business Accomplishments 5 Portfolio Update as of Q2 6 Construction Activity 7 Pipeline Update 8 Q2 Financial Review 9 2023 Guidance 10 2022 Sustainability Report 11

Second Quarter 2023 Results 4 $24.8 $46.5 2Q 2022 2Q 2023 Revenue ($M) $13.9 $30.6 2Q 2022 2Q 2023 Adjusted EBITDA2 ($M) 369 698 2Q 2022 2Q 2023 Installed Portfolio (MWs)3 Net Income ($M)* 2Q 2022 2Q 2023 $21.6 $3.4 Adjusted EBITDA Margin2 2Q 2022 2Q 2023 56% 66% *GAAP Net Income figures includes non-cash gains from remeasurement of alignment shares of $16.7M and $2.8M for 2Q 2022 and 2Q 2023, respectively. 1 “Profitable” refers to the Company’s second quarter 2023 adjusted EBITDA, which is management’s primary measure of profitability for the Company, as compared to the adjusted EBITDA for any other quarter since the inception of the Company, including Altus Power, LLC f/k/a Altus Power, Inc. Please see refer to our reconciliation of adjusted EBITDA in the appendix for information about how adjusted EBITDA differs from GAAP net income and how we define adjusted EBITDA. 2 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. 3 As of June 30, 2022, and June 30, 2023, respectively Second Quarter 2023 Was The Most Profitable in Company History1

2023 Second Quarter Accomplishments 5 ➢ Altus Power is Now the Largest Owner of Commercial Solar in the U.S.1 ➢ Executing programmatically; large real estate owners/multiple assets/many locations – moving from “Projects to Programs” ➢ Community Solar powers additional growth; maximizing system sizes and increasing services to enterprises and their customers/employees 1 Total Commercial Solar Ownership Rankings “US PV Leaderboard” by Wood Mackenzie as of June 8th, 2023

Altus Power Now 698 Megawatts Across 25 States1 6 1As of June 30, 2023 • Energized First Array in Maine with additional opportunities in development • Opened signup for new Community Solar customers in New Jersey • Now over 170 megawatts of assets serving over 20,000 Community Solar customers State MWs % New York 142 20% New Jersey 120 17% Massachusetts 117 17% California 117 17% Minnesota 57 8% Hawaii 30 4% Nevada 21 3% Maryland 14 2% Rhode Island 13 2% All other 67 10% Total 698 100%

Ramping Construction Activity 7 Current Progress on 75 Megawatts for 20231 Completed In Construction Maryland 3 MW 7 MW Rhode Island 4 MW Maine 1 MW New Jersey 2 MW 38 MW New York 5 MW 10 MW Hawaii 5 MW TOTAL ~20 MW ~55 MW 1 As of August 14, 2023

Asset Base and Growth Pipeline1 8 1 As of June 30, 2023 2 A portion of these acquisitions are subject to due diligence and the execution of definitive agreements and there is no guarantee as to when or if the prospective acquisitions in our pipeline will be realized or make a positive contribution to our operating results 678 MW 698 MW Q1 '23 Q2 '23 Q3 '23 Q4 '23 In Closing 5% In Negotiation 28% Initial Engagement 67% >500 MW of Assets Under Development>500 MW of Potential Operating Acquisitions2 In Construction 23% In Contract / Negotiation 43% Engagement Progressing 34%

Track Record of Growth 9 Second Quarter 2023 Financial Highlights • $46.5M Operating Revenue • $3.4M GAAP Net Income • $30.6M Adjusted EBITDA1 • 66% Adjusted EBITDA Margin1 • Margin benefits from revenue growth exceeding incremental SG&A 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures . 12.5 17.6 20.1 21.619.2 24.8 30.4 26.8 29.4 46.5 Q1 Q2 Q3 Q4 Operating Revenue by Quarter ($M) 2021 2022 2023 6.3 10.2 11.7 12.9 8.8 13.9 19.4 16.616.0 30.6 Q1 Q2 Q3 Q4 Adjusted EBITDA by Quarter ($M)1 2021 2022 2023

Full Year Focus Affirming 2023 Guidance Ranges1 10 Adjusted EBITDA ($M) $58.6 $97-$103 2022A 2023 Guidance Adjusted EBITDA margins in the mid-to-high fifty percent range 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures .

2022 Sustainability Report 11 Key Highlights: • Appointment of Sophia Lee as Chief Sustainability Officer • Expanded greenhouse gas inventory to include the company’s first measurement of Scope 3 Emissions • Conducted a materiality assessment surveying our stakeholders • Expanding access to the benefits of renewable energy through Altus Power’s nationwide Community Solar programs, now serving more than 20,000 residential customers including lower income bracket customers • Support of all United Nations Sustainable Development Goals, with firm commitment to advance Goals 5, 7, 8, 9, 11, 13, 15 through our core business or through the methods we execute our business Little Bay Realty

Appendix 12

Portfolio Statistics as of June 30, 2023 13 Fixed 21% Fixed with Escalator 21% Variable 58% Breakdown of Contract Type (MWs)1 86 137 139 94 137 262 1Q 2Q 3Q 4Q Gigawatt-Hours 2022 2023 1 Percentages shown are approximations 362 369 377 470 678 698 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Cumulative MWs

14 First-Half Financials 1H 2023 Operating Revenues $75.9 Million 1H 2023 Adjusted EBITDA1 $46.7 Million 1H 2023 Adjusted EBITDA Margin1 62 Percent 1H 2023 Cash Flow from Operating Activities $25.5 Million 1 Adjusted EBITDA is a non-GAAP financial measure Please see the Appendix for a reconciliation to the most directly comparable GAAP measure 1H 2023 Net Income $7.2 Million

15 Non-GAAP Reconciliation 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (in thousands) (in thousands) Reconciliation of Net income to Adjusted EBITDA: Net income $ 3,370 $ 21,574 $ 7,215 $ 81,709 Income tax expense 1,129 707 2,017 584 Interest expense, net 8,524 5,173 20,970 10,111 Depreciation, amortization and accretion expense 12,959 6,863 24,335 13,685 Stock-based compensation expense 4,256 2,657 7,128 3,962 Acquisition and entity formation costs 1,369 52 2,860 346 Loss (gain) on fair value remeasurement of contingent consideration 50 (1,140) 100 (971) Change in fair value of redeemable warrant liability — (4,659) — (23,117) Change in fair value of alignment shares liability (2,805) (16,705) (19,823) (63,051) Other expense (income), net 1,789 (608) 1,879 (593) Adjusted EBITDA $ 30,641 $ 13,914 $ 46,681 $ 22,665 Adjusted EBITDA Margin1 Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 (in thousands) (in thousands) Reconciliation of Adjusted EBITDA margin: Adjusted EBITDA $ 30,641 $ 13,914 $ 46,681 $ 22,665 Operating revenues, net 46,513 24,762 75,891 43,961 Adjusted EBITDA margin 66% 56% 62% 52%

16 Balance Sheet Condensed Consolidated Balance Sheet (In thousands, except share and per share data) As of June 30, 2023 As of December 31, 2022 Assets Current assets: Cash and cash equivalents $ 69,114 $ 193,016 Current portion of restricted cash 3,700 2,404 Accounts receivable, net 27,041 13,443 Other current assets 6,451 6,206 Total current assets 106,306 215,069 Restricted cash, noncurrent portion 11,321 3,978 Property, plant and equipment, net 1,405,497 1,005,147 Intangible assets, net 47,429 47,627 Operating lease assets 151,653 94,463 Derivative assets 5,134 3,953 Other assets 8,047 6,651 Total assets $ 1,735,387 $ 1,376,888 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 5,664 $ 2,740 Construction payable 14,972 9,038 Interest payable 7,473 4,436 Purchase price payable, current 22,400 12,077 Due to related parties 153 112 Current portion of long-term debt, net 32,071 29,959 Operating lease liability, current 3,568 3,339 Contract liability, current 3,807 2,590 Other current liabilities 7,322 3,937 Total current liabilities $ 97,430 $ 68,228 Alignment shares liability 46,311 66,145 Long-term debt, net of unamortized debt issuance costs and current portion 878,465 634,603 Intangible liabilities, net 14,631 12,411 Purchase price payable, noncurrent — 6,940 Asset retirement obligations 13,931 9,575 Operating lease liability, noncurrent 157,876 94,819 Contract liability, noncurrent 6,518 5,397 Deferred tax liabilities, net 13,581 11,011 Other long-term liabilities 3,526 4,700 Total liabilities $ 1,232,269 $ 913,829 Commitments and contingent liabilities Redeemable noncontrolling interests 20,667 18,133 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of June 30, 2023, and December 31, 2022; 158,989,953 and 158,904,401 shares issued and outstanding as of June 30, 2023, and December 31, 2022, respectively 16 16 Additional paid-in capital 478,458 470,004 Accumulated deficit (33,477) (45,919) Accumulated other comprehensive income 3,008 — Total stockholders' equity $ 448,005 $ 424,101 Noncontrolling interests 34,446 20,825 Total equity $ 482,451 $ 444,926 Total liabilities, redeemable noncontrolling interests, and stockholders' equity $ 1,735,387 $ 1,376,888

17 Statement of Operations Condensed Consolidated Income Statement (In thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Operating revenues, net $ 46,513 $ 24,762 $ 75,891 $ 43,961 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 7,581 4,290 13,557 8,354 General and administrative 8,291 6,558 15,653 12,942 Depreciation, amortization and accretion expense 12,959 6,863 24,335 13,685 Acquisition and entity formation costs 1,369 52 2,860 346 Loss (gain) on fair value remeasurement of contingent consideration 50 (1,140) 100 (971) Stock-based compensation 4,256 2,657 7,128 3,962 Total operating expenses $ 34,506 $ 19,280 $ 63,633 $ 38,318 Operating income 12,007 5,482 12,258 5,643 Other (income) expense Change in fair value of redeemable warrant liability — (4,659) — (23,117) Change in fair value of alignment shares liability (2,805) (16,705) (19,823) (63,051) Other expense (income), net 1,789 (608) 1,879 (593) Interest expense, net 8,524 5,173 20,970 10,111 Total other expense (income) $ 7,508 $ (16,799) $ 3,026 $ (76,650) Income before income tax expense $ 4,499 $ 22,281 $ 9,232 $ 82,293 Income tax expense (1,129) (707) (2,017) (584) Net income $ 3,370 $ 21,574 $ 7,215 $ 81,709 Net loss attributable to noncontrolling interests and redeemable noncontrolling interests (3,455) (2,541) (5,227) (2,825) Net income attributable to Altus Power, Inc. $ 6,825 $ 24,115 $ 12,442 $ 84,534 Net income per share attributable to common stockholders Basic $ 0.04 $ 0.16 $ 0.08 $ 0.55 Diluted $ 0.04 $ 0.16 $ 0.08 $ 0.55 Weighted average shares used to compute net income per share attributable to common stockholders Basic 158,719,684 153,310,068 158,670,950 152,988,078 Diluted 158,978,275 153,954,843 160,747,045 153,771,992

Non-GAAP Definitions Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP. 18

Adjusted EBITDA Definitions 19 Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of Alignment Shares liability, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. See "Components of Results of Operations" below for a description of each of these items. Interest Expense, Net. Interest expense, net represents interest on our borrowings under our various debt facilities, amortization of debt discounts and deferred financing costs, and unrealized gains and losses on interest rate swaps. Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to enter into site lease agreements, third party costs necessary to acquire PPA and NMCA customers and favorable and unfavorable rate revenues contracts. Third party costs necessary to enter into site lease agreements are amortized using the straight-line method ratably over 15-30 years based upon the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities. Income Tax (Expense) Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on a quarterly basis. Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services. Stock-Based Compensation Expense. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Omnibus Incentive Plan, as defined in 2022 Annual Report on Form 10K, Note 20, "Stock-Based Compensation," to our consolidated financial statements included elsewhere in this Report. Fair Value Remeasurement of Contingent Consideration. In connection with the Solar Acquisition (as defined in 2022 Annual Report on Form 10K, Note 11, “Fair Value Measurements,” to our consolidated financial statements included elsewhere in this Report), contingent consideration of up to an aggregate of $3.1 million may be payable upon achieving certain market power rates by the acquired solar energy facilities. The Company estimated the fair value of the contingent consideration for future earnout payments using a Monte Carlo simulation model. Significant assumptions used in the measurement include market power rates during the 36-month period, and the risk-adjusted discount rate associated with the business. Change in Fair Value of Redeemable Warrant Liability. In connection with the Merger, the Company assumed a redeemable warrant liability composed of publicly listed warrants (the "Redeemable Warrants") and warrants issued to CBRE Acquisition Sponsor, LLC in the private placement (the "Private Placement Warrants"). Redeemable Warrant Liability was remeasured through the Redemption Date, and the resulting loss was included in the consolidated statements of operations. Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of December 31, 2022, and the resulting gain was included in the consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates. Other (Income) Expense, Net. Other income and expenses primarily represent interest income, state grants, and other miscellaneous items.

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